Exhibit 99.77(q)(1)

ITEM 77Q-1 – Exhibits

(a)(1)

Amendment No. 47 dated July 1, 2013 to the Amended and Restated Declaration of Trust (name change – ING Multi-Manager International Equity Fund, formerly ING International Growth Fund) – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(a)(2)

Amendment No. 48 dated September 6, 2012 to the Amended and Restated Declaration of Trust (dissolution of ING International Value Choice Fund) – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(1)

Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated May 7, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(1)(i)

Amended Schedule A dated November 2013, to the Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated May 7, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(1)(ii)

Waiver Letter dated May 13, 2013 regarding the investment management fee for Class P shares of ING Global Bond Fund for the period from May 13, 2013 through March 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(2)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated May 7, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(3)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated October 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(4)

Sub-Advisory Agreement between ING Investments, LLC and CBRE Clarion Securities, LLC (ING International Real Estate Fund) dated May 13, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 181 to the Registrant’s Form N-1A Registration Statement on May 31, 2013 and incorporated herein by reference.

(e)(5)

Sub-Advisory Agreement between ING Investments, LLC and CBRE Clarion Securities, LLC (ING Global Real Estate Fund) dated July 30, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(6)

Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(7)

Sub-Advisory Agreement between ING Investments, LLC and Baillie Gifford Overseas Limited dated May 13, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 181 to the Registrant’s Form N-1A Registration Statement on May 31, 2013 and incorporated herein by reference.

(e)(8)

Sub-Advisory Agreement between ING Investments, LLC and T. Rowe Price Associates, Inc. dated May 13, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 181 to the Registrant’s Form N-1A Registration Statement on May 31, 2013 and incorporated herein by reference.

(e)(9)

Sub-Advisory Agreement between ING Investments, LLC and Thornburg Investment Management, Inc. dated May 13, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 181 to the Registrant’s Form N-1A Registration Statement on May 31, 2013 and incorporated herein by reference.

(e)(10)

Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company, LLP dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(11)

Sub-Advisory Agreement between ING Investments, LLC and Delaware Management Company dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(12)

Sub-Advisory Agreement between ING Investments, LLC and J.P. Morgan Investment Management Inc. dated May 13, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(d)(12)(i)

Amended Schedule A, effective July 1, 2013, to the Sub-Advisory Agreement between ING Investments, LLC and J.P.Morgan Investment Management Inc. dated July 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

(e)(13)

Sub-Advisory Agreement between ING Investments, LLC and Lazard Asset Management LLC dated July 1, 2013 – Filed as an exhibit to Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.